UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2015

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-32737	20-1878963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 227-2001

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2015 we issued a press release announcing first quarter 2015 results. A copy of the press release is included in this Current Report on Form 8-K as Exhibit 99.1 and is furnished herewith.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Koppers Holdings Inc. (“Koppers”) Annual Meeting of Shareholders (the “Annual Meeting”) was held on May 7, 2015. Four matters were considered and voted upon at the Annual Meeting: (1) the election of seven persons to serve on our board of directors; (2) an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to increase the number of authorized shares of common stock; (3) an advisory vote to approve executive compensation; and (4) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2015.

Election of Directors: Nominations of Cynthia A. Baldwin, Leroy M. Ball, Jr., Sharon Feng, Ph.D., Albert J. Neupaver, Stephen R. Tritch, Walter W. Turner and T. Michael Young to serve as directors for a one-year term expiring in 2016 were considered and all nominees were elected. All nominees for election as director received a majority of votes cast. The final voting results are as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Cynthia A. Baldwin	16,998,615	458,750	6,064	1,720,589
Leroy M. Ball, Jr.	17,217,824	240,951	4,654	1,720,589
Sharon Feng, Ph.D.	17,212,299	245,966	5,164	1,720,589
Albert J. Neupaver	17,202,484	256,281	4,664	1,720,589
Stephen R. Tritch	17,207,640	251,125	4,664	1,720,589
Walter W. Turner	17,133,221	325,644	4,564	1,720,589
T. Michael Young	17,204,906	253,869	4,654	1,720,589

The terms of office of David M. Hillenbrand, Ph.D. and Louis L. Testoni continued after the Annual Meeting. They will serve as directors until their terms expire in 2016 and their successors have been duly elected and qualify.

Amendment to the Articles to Increase Authorized Common Stock: The proposal to amend our Articles to increase the number of authorized shares of common stock was approved. The final voting results are as follows:

For: 14,433,006

Against: 4,734,526

Abstain: 16,486

There were no broker non-votes with respect to this matter.

Advisory Vote to Approve Executive Compensation: The advisory (non-binding) vote approving the compensation of the named executive officers of Koppers as disclosed in the Notice of Annual Meeting and Proxy Statement for the 2015 Annual Meeting was approved. The final voting results are as follows:

For: 16,822,530

Against: 629,977

Abstain: 10,922

Broker Non-Votes: 1,720,589

Ratification of Appointment of Ernst & Young LLP: The Audit Committee of the Board of Directors of Koppers appointed Ernst & Young LLP as our independent registered public accounting firm for the year 2015. The final voting results to ratify the appointment of Ernst & Young LLP are as follows:

For: 19,054,599

Against: 117,059

Abstain: 12,360

There were no broker non-votes with respect to this matter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

99.1	Press Release dated May 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2015

KOPPERS HOLDINGS INC.

	By:	/s/ Michael J. Zugay
Michael J. Zugay
Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 8, 2015